SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            Form 8-K

                         CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     May 14, 1997

               CURTIS MATHES HOLDING CORPORATION
     (Exact name of Registrant as specified in its charter)

         Texas                         2-93668-FW           75-1975147
(State or other jurisdiction of   Commission File Number  (IRS Employer
        incorporation)                                   Identification No.)

               10911 Petal Street,                         75238
                  Dallas, Texas                          (Zip Code)
         (Address of principal executive offices)

                             (214) 503-8880
          (Registrant's telephone number, including area code)

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On May 14, 1997 Registrant placed $1,500,000 of its Series L Preferred Stock for cash pursuant to the exemption from registration provided by Securities and Exchange Commission ("SEC") Rule 903. Registrant paid aggregate fees of $75,000 pursuant to the transactions. All Series L Preferred Stock placements were made with various accredited investors in offshore transactions as defined in Rule 903. In accordance with the terms and conditions of the Series L Certificate of Designation, Series L Preferred Stock is convertible into shares of Registrant's $.01 par value Common Stock at various times. (A copy of the Certificate of Designation showing terms of conversion and a form of subscription agreement for Registrant's Series L Preferred Stock are filed herewith, as reflected in the Exhibit Index of this Form 8-K.)

     Further, on May 16, 1997, Registrant accessed for the first time its $10 million line of credit by drawing $1,000,000 in cash in exchange for its Convertible Revolving Credit Note. The placement was made pursuant to the exemption from registration provided by Securities and Exchange Commission ("SEC") Rule 903. Registrant paid aggregate fees of $50,000 pursuant to the transaction. The note was issued to an accredited investor in an offshore transaction as defined in Rule 903. In accordance with the terms and conditions of the line of credit and the Convertible Revolving Credit Note, the note is convertible into shares of Registrant's $.01 par value Common Stock at various times. (A form of subscription agreement for a Convertible Revolving Credit Note, and a form of a Convertible Revolving Credit Note, showing terms of conversion are filed herewith, as reflected in the Exhibit Index of this Form 8-K.)

     Further, on May 20, 1997, in connection with the issuance of its Series K Preferred Stock, previously reported, Registrant issued warrants exercisable into a total of 49,997 shares of Registrant's Common Stock. The Warrants were issued to the accredited investors participating in the

Series K Preferred Stock in offshore transactions as defined in Rule 903. In accordance with the terms and conditions of the warrants, the warrants are exercisable into shares of Registrant's $.01 par value Common Stock at various times at exercise prices ranging from $1.1875 per share to $1.25 per share. (A form of the warrants, showing conditions of exercise is filed herewith, as reflected in the Exhibit Index of this Form 8-K.)

      There are currently 35,091,532 shares of Registrant's Common Stock outstanding.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Curtis Mathes Holding Corporation
                                   (Registrant)

                              By: /s/ F. Shelton Richardson, Jr.
                                   F. Shelton Richardson, Jr.
                                   Vice  President - Chief Financial Officer
                                   (Principal Financial and Duly Authorized
                                     Officer)
Date:     May 23, 1997

                    CURTIS MATHES HOLDING CORPORATION
                          EXHIBIT INDEX
Exhibit                                                      Sequential
Number              Description of Exhibits                        Page

4.1       Articles of Incorporation of the Company, as amended
          (filed as Exhibit "4.1" to the Company's Quarterly
          Report on Form 10-Q for the fiscal quarter ended
          September 30, 1996 and incorporated herein by reference.) N/A

4.2       Bylaws of the Company, as amended (filed as Exhibit
          "3(ii)" to the Company's annual report on Form 10-K for
          the fiscal year ended June 30, 1994 and incorporated
          herein by reference.)                                     N/A

4.3       Form of Common Stock Certificate of the Company (filed
          as Exhibit "4.2" to the Company's annual report on Form
          10-K for the fiscal year ended June 30, 1994 and
          incorporated herein by reference.)                        N/A

4.4*      Form of warrant issued in connection with Series K
          Preferred Stock.                                            5

4.5*      Series L Preferred Stock terms and conditions.              8

4.6*      Form of subscription agreement for Series L Preferred
          Stock.                                                     11

4.7*      Form of subscription agreement for Convertible Revolving
          Credit Note.                                               20

4.8*      Form of Convertible Revolving Credit Note.                 30
*  Filed herewith.